Section 4: EX - 99.2 (SUPPLEMENTAL INFORMATION FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2012)

Exhibit 99.2

3Q | 2012

Supplemental Information
FURNISHED AS OF NOVEMBER 7, 2012 (UNAUDITED)

Table of Contents

3	SCHEDULE 1 -	Corporate Information

5	SCHEDULE 2 -	Historical Reconciliation of FFO

6	SCHEDULE 3 -	Selected Financial Statement Information

7	SCHEDULE 4 -	Investment Progression

8	SCHEDULE 5 -	Investment Activity

9	SCHEDULE 6 -	Investment by Type and Geographic Location

10	SCHEDULE 7 -	Square Feet Owned and/or Managed

12	SCHEDULE 8 -	Lease and Occupancy Information

14	SCHEDULE 9 -	Same Store NOI

15	SCHEDULE 10 -	Components of Net Asset Value
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

HEALTHCARE REALTY I 2	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1
Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.9 billion in 201 real estate properties and mortgages as of September 30, 2012. The Company’s 195 owned real estate properties are located in 28 states and total approximately 13.3 million square feet. The Company provided property management services to approximately 10.2 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated

Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado

C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)

Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)

Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.

J. Knox Singleton	President and Chief Executive Officer, Inova Health System

Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)

Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)

Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 1 (CONTINUED)
Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
161 North Concord Exchange, South St. Paul, Minnesota 55075-1139

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2014	OTC	HR	421946AF1
Senior Notes due 2017	OTC	HR	42225BAA44
Senior Notes due 2021	OTC	HR	421946AG9

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named shareholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to shareholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On October 30, 2012, the Company declared a dividend of $0.30 per share, payable on November 30, 2012 to stockholders of record on November 15, 2012.

I |	Analyst Coverage

BMO Capital Markets Corp.	JMP Securities LLC

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Davenport & Co. LLC	RBC Capital Markets Corp

Deutsche Bank Securities Inc.	Sandler O’Neil & Partners LP

Green Street Advisors, Inc.	Stifel Nicolaus & Co

J.J.B. Hilliard W.L. Lyons LLC	UBS Investment Bank

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

HEALTHCARE REALTY I 4	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 2
Historical Reconciliation of FFO (1) (2)
(dollars in thousands, except for share data)

	2012			2011
	Q3	Q2	Q1	Q4	Q3
Net Income Attributable to Common Stockholders	$5,815	$2,908	$3,134	$2,916	$647
Gain on sales of real estate properties	(6,265)	(3)	(3,428)	(5,642)	(1,357)
Impairments	2,860	167	4,170	4,999	1,551
Real estate depreciation and amortization	23,336	23,467	23,428	23,062	21,709
Total adjustments	19,931	23,631	24,170	22,419	21,903
Funds From Operations	$25,746	$26,539	$27,304	$25,335	$22,550
Termination fee received upon disposal of a real estate asset	—	—	(1,500)	—	—
Write-off of deferred financing costs upon renewal of line of credit facility	—	—	—	393	—
Seasonal utilities	—	—	—	—	1,300
Acquisition costs	—	—	109	199	400
Normalized Funds From Operations	$25,746	$26,539	$25,913	$25,927	$24,250
Funds From Operations Per Common Share—Diluted	$0.33	$0.34	$0.35	$0.33	$0.29
Normalized Funds From Operations Per Common Share—Diluted	$0.33	$0.34	$0.33	$0.33	$0.31
Weighted Average Common Shares Outstanding—Diluted	78,020,971	77,712,493	77,641,042	77,474,951	77,177,114

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” The SEC indicated in 2003 that impairment charges (losses) could not be added back to net income attributable to common stockholders in calculating FFO. However, in late October 2011, NAREIT issued an alert indicating that the SEC staff recently advised NAREIT that it currently takes no position on the matter of whether impairment charges should be added back to net income to compute FFO, and NAREIT affirmed its original definition of FFO. The Company follows the NAREIT definition to exclude impairment charges and all prior periods have been restated to agree with the current presentation.

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principals generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY I 5	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 3
Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION

		2012		2011
	Q3	Q2	Q1	Q4	Q3	Q2
Real estate properties, gross (1)	$2,745,393	$2,768,273	$2,792,768	$2,788,618	$2,770,741	$2,615,248
Real estate properties, net (1)	2,187,442	2,222,596	2,252,407	2,271,871	2,264,397	2,128,676
Construction in progress	—	9,009	10,864	61,152	134,716	83,968
Land held for development	25,171	25,171	25,171	25,176	20,773	20,773
Mortgage notes receivable	141,107	118,059	112,767	97,381	94,588	122,603
Assets held for sale and discontinued operations, net	11,550	12,921	13,762	28,650	16,519	16,485
Total assets	2,470,776	2,472,324	2,503,654	2,521,022	2,487,573	2,386,181
Notes and bonds payable (2)	1,212,615	1,395,600	1,418,571	1,393,537	1,349,882	1,251,629
Total equity	1,151,067	966,195	985,727	1,004,806	1,022,578	1,016,828

(1)	Includes construction in progress and land held for development.

(2)	Summary of Indebtedness:

	Balance as of 9/30/2012	Months to Maturity	Effective Interest Rate
Senior Notes due 2014, net of discount	$264,484	18	5.19%
Senior Notes due 2017, net of discount	298,660	52	6.62%
Senior Notes due 2021, net of discount	397,242	100	5.86%
Total Senior Notes Outstanding	960,386	56	5.91%
Unsecured credit facility due 2015	34,000	37	1.73%
Mortgage notes payable, net	218,229	54	6.27%
Total Outstanding Notes and Bonds Payable	$1,212,615	54	5.86%

REVENUES (3)

	2012			2011
	Q3	Q2	Q1	Q4	Q3	Q2
Property operating income	$60,982	$60,661	$58,678	$58,185	$56,265	$53,041
Single-tenant net lease	12,862	12,833	12,208	12,205	12,653	12,956
Straight-line rent	1,461	1,190	1,603	1,172	1,086	1,077
Rental income	75,305	74,684	72,489	71,562	70,004	67,074
Mortgage interest	2,244	2,039	2,292	1,723	1,776	1,825
Other operating	1,523	1,371	1,770	1,511	2,061	2,044
Total Revenues	79,072	78,094	76,551	74,796	73,841	70,943
(3) Prior periods have been restated for current period assets held for sale.

HEALTHCARE REALTY I 6	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 4
Investment Progression (1)
(dollars in thousands)

CONSTRUCTION IN PROGRESS

	Number of Properties	Three Months Ended 9/30/2012	Number of Properties	Nine Months Ended 9/30/2012
Balance at beginning of period (2)	1	$9,009	3	$61,152
Fundings on projects in existence at the beginning of the period	—	5	—	5,609
Deconsolidation of variable interest entity	—	—	(1)	(38,193)
Completions (3)	(1)	(9,014)	(2)	(28,568)
Balance at end of period	0	$—	0	$—

REAL ESTATE PROPERTIES

	Number of Properties	Three Months Ended 9/30/2012	Number of Properties	Nine Months Ended 9/30/2012
Balance at beginning of period (2)	197	$2,759,264	198	$2,727,466
Acquisitions	—	—	3	32,020
Land purchased on ground leased building	—	—	—	1,125
Additions/Improvements	—	9,146	—	37,762
Completions (CIP) (3)	1	9,014	2	28,568
Dispositions (4)	(3)	(32,031)	(8)	(81,548)
Balance at end of period	195	$2,745,393	195	$2,745,393

MORTGAGE NOTES RECEIVABLE

	Number of Properties	Three Months Ended 9/30/2012	Number of Properties	Nine Months Ended 9/30/2012
Balance at beginning of period	6	$118,059	7	$97,381
Fundings of new seller-financed mortgages	—	—	3	11,200
Fundings on mortgages in existence at the beginning of the period	—	25,713	—	54,264
Repayments (5)	(1)	(2,665)	(4)	(11,863)
Principal reduction due to acquisition	—	—	(1)	(9,859)
Scheduled principal payments	—	—	—	(16)
Balance at end of period	5	$141,107	5	$141,107

(1)	Balances exclude investments in one unconsolidated joint venture and properties classified as held for sale.

(2)	Land held for development was reclassified to real estate properties beginning balances from construction in progress.

(3)	During the third quarter of 2012, the Company completed construction and placed into service a medical office building located in Texas.

(4)
During the third quarter of 2012, the Company disposed of a medical office building located in Texas and two medical office buildings located in Florida that were not previously classified as held for sale.

(5)	During the third quarter of 2012, a mortgage note receivable secured by a medical office building located in Texas was repaid in full.

HEALTHCARE REALTY I 7	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 5
Investment Activity
(dollars in thousands)
2012 Investment Activity (1)

Location	Property Type	Investment Type	Closing	Total Amount Funded Through 9/30/2012	Approximate Square Feet	Aggregate Leased %
Aberdeen, SD	MOB	Acquisition	1/20/2012	$14,984	58,285	100%
Charlotte, NC	MOB	Acquisition	2/10/2012	6,353	23,312	100%
San Antonio, TX	MOB	Acquisition	5/23/2012	10,683	76,484	100%
Total				$32,020	158,081	100%
Historical Investment Activity

	Acquisitions (2)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total
2008	$315,665	$—	$36,970	$74,085	$426,720
2009	70,664	9,900	10,616	85,120	176,300
2010	301,600	3,700	20,740	63,301	389,341
2011	150,312	40,000	61,931	79,375	331,618
2012	22,161	—	54,264	5,609	82,034
Total	$860,402	$53,600	$184,521	$307,490	$1,406,013
% of Total	61.2%	3.8%	13.1%	21.9%	100.0%
Development Properties

	Properties	Amount Funded 3Q 2012	Total Amount Funded Through 9/30/2012	Estimated Remaining Budget	Estimated Total Budget (3)	Approximate Square Feet	Aggregate Leased %	3Q 2012 Adjusted Aggregate NOI /Interest (4)
Construction in progress	—	$—	$—	$—	$—	—	NA	NA
Construction mortgage loans	2	25,713	94,407	108,207	202,614	386,000	100%	$1,314
Stabilization in progress	12	6,991	395,494	14,491	409,985	1,282,716	54%	74
Total	14	$32,704	$489,901	$122,698	$612,599	1,668,716	64%	$1,388

(1)	Represents real estate. Refer to Form 10-Q Footnote 3 for more information on the Company’s acquisitions.

(2)	Net of mortgage notes receivable payoffs upon acquisition.

(3)
The estimated total budget for the development properties reflects the original budget including estimated tenant improvement allowances but does not include any estimate of excess tenant improvement cost financing by the Company. To the extent actual amounts funded for the development properties reflect excess tenant improvement costs financed by the Company, the estimated remaining fundings could be greater than the amount budgeted.

(4)
Aggregate NOI for the third quarter of 2012 for the properties in stabilization was a loss of $0.2 million. Adjusted aggregate NOI for the third quarter of 2012 was $0.1 million and for the second quarter of 2012 was a loss of $0.4 million. Adjusted aggregate NOI excludes the effects of items recorded for real estate taxes and operating expense billings associated with prior periods.

HEALTHCARE REALTY I 8	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 6
Investment by Type and Geographic Location (1)
(dollars in thousands)

	MOB/Outpatient (84.0%)				Inpatient (13.6%)			Other (2.4%)
	Stabilized Properties	Development Properties		Mortgages	Rehab	Surgical	Mortgages	Other	Mortgages	Total	% of Total
		Stabilization	CIP
Texas	$563,129	$78,812	$—	$2,950	$23,503	$92,000	$—	$—	$—	$760,394	26.5%
Virginia	190,850							11,828		202,678	7.1%
Tennessee	163,636							7,874		171,510	6.0%
North Carolina	150,582									150,582	5.2%
Indiana	100,027					43,406				143,433	5.0%
Washington	59,436	77,847								137,283	4.8%
Pennsylvania	10,798				120,422					131,220	4.6%
Colorado	49,861	79,170								129,031	4.5%
Iowa	87,052								40,000	127,052	4.4%
California	114,218				12,688					126,906	4.4%
Florida	111,205			3,750	11,703					126,658	4.4%
Hawaii	23,427	93,016								116,443	4.0%
Missouri	43,386						48,222			91,608	3.2%
Arizona	35,101	40,367			16,012					91,480	3.2%
Illinois	37,366	26,282								63,648	2.2%
Alabama	21,099				17,722			9,685		48,506	1.7%
Oklahoma				46,185						46,185	1.6%
Washington, DC	29,821									29,821	1.0%
Other (11 states)	152,046									152,046	5.3%
Sub-total	$1,943,040	$395,494	$—	$52,885	$202,050	$135,406	$48,222	$29,387	$40,000	$2,846,484	99.1%
Land held for development										25,171	0.9%
Total Investments	$1,943,040	$395,494	$—	$52,885	$202,050	$135,406	$48,222	$29,387	$40,000	$2,871,655	100.0%
Percent of $ Invested	68.2%	13.9%	—%	1.9%	7.1%	4.8%	1.7%	1.0%	1.4%	100.0%
Number of Investments	165	12	0	3	12	2	1	4	1	200

(1)	Excludes gross assets held for sale totaling $26.5 million, one unconsolidated joint venture totaling $1.3 million and corporate property totaling $14.8 million.

HEALTHCARE REALTY I 9	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 7
Square Feet Owned and/or Managed (1)
BY STATE, OWNED PROPERTIES

	Number of Properties	Managed by HR	Managed by Third Party	Development Properties SIP (2)	Development Properties CIP	Single-Tenant Net Leases	Total	Percent
Texas	48	3,017,770	302,094	343,570	—	257,031	3,920,465	29.4%
Tennessee	16	1,260,260				75,000	1,335,260	10.0%
Virginia	15	553,532	136,427			334,454	1,024,413	7.7%
North Carolina	15	747,603					747,603	5.6%
Florida	11	376,205	148,507			108,330	633,042	4.7%
Indiana	5		382,695			175,999	558,694	4.2%
California	10	488,955				63,000	551,955	4.1%
Colorado	7	192,280		347,771			540,051	4.1%
Pennsylvania	7	63,914				468,606	532,520	4.0%
Arizona	10	202,082		179,963		51,903	433,948	3.3%
Washington	5	73,548		191,051		159,071	423,670	3.2%
Iowa	9	265,063				104,117	369,180	2.8%
Illinois	4	148,055		95,436		110,000	353,491	2.7%
Alabama	6	120,192	139,887			82,000	342,079	2.6%
Hawaii	3	173,502		124,925			298,427	2.2%
Michigan	3	199,749					199,749	1.5%
Missouri	5	177,039				13,478	190,517	1.4%
Washington, DC	2	182,836					182,836	1.4%
Louisiana	2		136,155				136,155	1.0%
Other (9 states)	12	339,067	131,361			79,034	549,462	4.1%
Total	195	8,581,652	1,377,126	1,282,716	—	2,082,023	13,323,517	100.0%
BY MARKET

		Square Feet	Percent			Square Feet	Percent
1	Dallas-Ft. Worth, TX	2,314,184	17.4%	11	Memphis, TN	424,306	3.2%
2	Nashville, TN	812,608	6.1%	12	Des Moines, IA	369,180	2.8%
3	Charlotte, NC	787,404	5.9%	13	Chicago, IL	353,491	2.7%
4	San Antonio, TX	689,764	5.2%	14	Seattle-Bellevue, WA	332,109	2.5%
5	Houston, TX	649,392	4.9%	15	Honolulu, HI	298,427	2.2%
6	Indianapolis, IN	558,694	4.2%	16	Phoenix, AZ	288,511	2.2%
7	Richmond, VA	558,209	4.2%	17	Washington, DC	241,739	1.8%
8	Los Angeles, CA	551,955	4.1%	18	Miami, FL	215,980	1.6%
9	Denver-Colorado Springs, CO	540,051	4.1%	19	Austin, TX	206,125	1.5%
10	Roanoke, VA	466,204	3.5%		Other (31 Markets)	2,665,184	19.9%
					Total	13,323,517	100.0%

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.

(2)	Includes 1,185,863 square feet managed by HR.

HEALTHCARE REALTY I 10	3Q I 2012 SUPPLEMENTAL INFORMATION

Schedule 7 (CONTINUED)
Square Feet Owned and/or Managed (1)
BY FACILITY TYPE, OWNED PROPERTIES

	Managed by HR	Managed by Third Party	Stabilization in Progress (3)	Construction in Progress	Single-Tenant Net Leases	Total Owned	Percent of Total Owned	Third Party Managed by HR	Total
Medical office/outpatient (2)	8,581,652	1,121,405	1,282,716	—	887,776	11,873,549	89.1%	443,886	12,317,435
Inpatient Rehab					829,077	829,077	6.2%		829,077
Inpatient Surgical					273,770	273,770	2.1%		273,770
Other		255,721			91,400	347,121	2.6%		347,121
Total Square Feet	8,581,652	1,377,126	1,282,716	0	2,082,023	13,323,517	100.0%	443,886	13,767,403
Percent of Total Square Footage	64.4%	10.3%	9.6%	—%	15.7%	100.0%
Total Number of Properties	130	19	12	0	34	195

BY OCCUPANT

Occupants Greater than 1%	Medical Office/ Outpatient	Inpatient Rehab	Inpatient Surgical	Other	Total	% of Total Sq. Feet
Baylor Health Care System	892,867		156,245		1,049,112	7.9%
HealthSouth		647,560			647,560	4.8%
Carolinas Healthcare System	609,237				609,237	4.6%
Catholic Health Initiatives	368,973				368,973	2.8%
HCA	350,696			16,400	367,096	2.8%
Indiana University Health	236,810				236,810	1.8%
Ascension Health Care System	230,889				230,889	1.7%
Bon Secours	227,930				227,930	1.7%
OrthoIndy	58,474		117,525		175,999	1.3%
Scott & White	141,138				141,138	1.0%
All Other Occupants Less than 1%	8,756,535	181,517		330,721	9,268,773	69.6%
Total Square Feet	11,873,549	829,077	273,770	347,121	13,323,517	100.0%
BY BUILDING SQUARE FOOTAGE

Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	42.9%	5,718,915	139,486	41
<100,000 and >75,000	24.2%	3,222,717	84,808	38
<75,000 and >50,000	18.7%	2,496,373	62,409	40
<50,000	14.2%	1,885,512	24,809	76
Total	100.0%	13,323,517	68,326	195

(1)	Mortgage notes receivable, an investment in one unconsolidated joint venture and assets classified as held for sale are excluded.
(2)On/Off Campus (% of Square Feet):

	2012			2011
	3Q	2Q	1Q	4Q	3Q	2Q
On/adjacent	78%	77%	75%	74%	72%	70%
Off (a)	22%	23%	25%	26%	28%	30%
	100%	100%	100%	100%	100%	100%

(a)	Approximately 43% of the off-campus buildings are anchored by a hospital system.
(3) Includes 1,185,863 square feet managed by HR.

HEALTHCARE REALTY I 11	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8
Lease and Occupancy Information
(dollars in thousands)
LEASE MATURITY SCHEDULE (1)

		Number of Leases
	Annualized Minimum Rents (2)	Multi- Tenant Properties	Single- Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2012	$12,840	164	—	5.1%	483,263
2013	42,797	361	6	17.1%	1,624,143
2014	43,705	399	4	17.4%	1,722,871
2015	27,104	263	—	10.8%	1,059,715
2016	24,696	203	5	9.8%	923,858
2017	25,699	148	5	10.2%	1,144,598
2018	14,166	101	—	5.6%	639,172
2019	9,214	48	1	3.7%	326,810
2020	9,229	35	—	3.7%	324,844
2021	9,041	41	4	3.6%	423,212
Thereafter	32,272	81	9	13.0%	1,274,840
DETAIL OF LEASE TYPE (EXCLUDES CIP AND UNCONSOLIDATED JOINT VENTURE)

Owned	Number of Properties	Investment	Square Feet
Multi-tenant	161	$2,187,466	11,241,494
Single-tenant Net Lease	34	517,911	2,082,023
Mortgages	5	141,107	—
	200	$2,846,484	13,323,517
AVERAGE TENANT SIZE

	Number of Leases
Square Footage	Multi-Tenant Properties (3)	Single-tenant Net Lease Properties
0 - 2,500	963	—
2,501 - 5,000	484	—
5,001 - 7,500	151	1
7,501 - 10,000	78	3
10,001 +	168	30
Total Leases	1,844	34

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)
Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, future step-ups in rent, or sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,344 square feet.

HEALTHCARE REALTY I 12	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 8 (CONTINUED)
Lease and Occupancy Information
(dollars in thousands)
WEIGHTED AVERAGE INCREASE IN LEASE RATES FOR MULTI-TENANT PROPERTIES (1) (2)

	2012			2011
	Q3	Q2	Q1	4Q	3Q	2Q
Contractual increases for in-place leases (“annual bumps”) (3)	3.2%	3.1%	3.3%	3.1%	3.2%	3.1%
Newly executed leases (“cash leasing spreads”)	0.4%	1.8%	1.8%	2.5%	2.3%	1.7%
OCCUPANCY (1)

		2012			2011
Facility Type	Investment at 9/30/2012	Q3	Q2	Q1	4Q	3Q	2Q
Medical office/outpatient	$1,943,040	86%	86%	86%	86%	86%	86%
Inpatient	337,456	100%	100%	100%	100%	100%	96%
Other	29,387	76%	76%	76%	76%	76%	76%
Stabilized Occupancy (4) (5)	$2,309,883	87%	87%	87%	87%	87%	87%
Stabilization in Progress Occupancy (4) (5)	$395,494	37%	33%	28%	21%	19%	17%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)	Represents historical rental rate increases and may not be indicative of future increases.

(3)
Approximately 80% of the current lease population have contractual rent increases annually. The remaining 20% of the leases have either no rent increase or a rent increase that occur less frequently than once per year.

(4)
The stabilized occupancy assumes that properties under a Property Operating Agreement or Single-tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the six properties under Property Operating Agreements, as directed by the respective sponsor, was approximately 78%. The stabilized occupancy excludes the twelve development properties currently in stabilization. The properties in stabilization are currently 54% leased. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout to the suite.

(5)	The overall stabilized occupancy percentage may be affected from quarter to quarter when a property is moved from “stabilization” to “stabilized”.

HEALTHCARE REALTY I 13	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 9
Same Store NOI
(dollars in thousands)
SAME STORE NOI (1) (2) (3)

							Sequential		Year-Over-Year
	Number of Properties	Investment at 9/30/2012	Occupancy at 9/30/2012	3Q 2012 NOI	2Q 2012 NOI	3Q 2011 NOI	NOI	Percentage Change	NOI	Percentage Change
Multi-tenant Properties	121	$1,463,149	88%	$27,883	$28,309	$26,550	$(426)	(1.5)%	$1,333	5.0%
Single-tenant Net Lease Properties	33	502,927	100%	12,586	12,472	12,278	114	0.9%	308	2.5%
Total	154	$1,966,076	90%	$40,469	$40,781	$38,828	$(312)	(0.8)%	$1,641	4.2%

(1)	Mortgage notes receivable, construction in progress, an investment in one unconsolidated joint venture, corporate property and assets classified as held for sale are excluded.

(2)
In order to provide meaningful comparisons, same store NOI is adjusted for certain non-routine items and excludes properties that were recently acquired or disposed of, properties held for sale, and properties in stabilization or conversion.

(3)	Reconciliation of NOI:

	3Q 2012 NOI	2Q 2012 NOI	3Q 2011 NOI
Rental income	$75,305	$74,684	$70,004
Rental lease guaranty income (a)	1,286	1,185	1,841
Property operating expense	(30,115)	(29,363)	(30,070)
Exclude Straight-line rent revenue	(1,461)	(1,190)	(1,086)
NOI	45,015	45,316	40,689
NOI not included in same store	(4,546)	(4,535)	(1,861)
Same store NOI	$40,469	$40,781	$38,828
(a) Other operating income reconciliation:
Rental lease guaranty income	$1,286	$1,185	$1,841
Interest income	99	97	133
Other	138	89	87
Total consolidated other operating income	$1,523	$1,371	$2,061

HEALTHCARE REALTY I 14	3Q I 2012 SUPPLEMENTAL INFORMATION

SCHEDULE 10
Components of Net Asset Value
(dollars in thousands)

Asset Type	Same Store 3Q 2012 NOI (2)	Adjustments (3)	Adjusted 3Q 2012 NOI	Annualized Adjusted 3Q 2012 NOI	% of Adjusted NOI
MOB / Outpatient	$31,460	$3,316	$34,776	$139,104	79.4%
Inpatient rehab	5,395	—	5,395	21,580	12.3%
Inpatient surgical	2,928	—	2,928	11,712	6.7%
Other	686	—	686	2,744	1.6%
Subtotal	$40,469	$3,316	$43,785	$175,140	100.0%
TOTAL SHARES OUTSTANDING (1)    87,230,950

+	ADD: DEVELOPMENT PROPERTIES AND MORTGAGES
	Land held for development (4)	$25,171
	Stabilization in progress (4)	395,494
	Mortgage notes receivable (4)	141,107

	Subtotal	$561,772

+	ADD: OTHER ASSETS
	Assets held for sale (5)	$11,550
	Properties not in Same Store NOI (6)	107,663
	Cash and other assets (7)	72,231

	Subtotal	$191,444

-	SUBTRACT: DEBT
	Unsecured credit facility (8)	$34,000
	Senior notes (8)	964,737
	Mortgage notes payable (8)	221,699
	Other liabilities (9)	77,548

	Subtotal	$1,297,984

(1)	Total shares outstanding as of October 31, 2012.

(2)	See Schedule 9 for details on same store NOI.

(3)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters and single-tenant net lease renewals.

(4)	Land held for development, stabilization in progress, and mortgage notes receivable reflect gross book value.

(5)	Assets held for sale are excluded from same store NOI and reflect net book value.

(6)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 936,659 square feet and generated NOI of approximately $1.0 million for 3Q 2012.

(7)
Includes cash of $8.8 million and other assets of $63.4 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $49.2 million, above-market intangible assets (net) of $12.8 million, equity investment in an unconsolidated joint venture of $1.3 million, and notes receivable (net) of $0.1 million. See Footnote 5 to the Condensed Consolidated Financial Statements of the Company’s Form 10-Q for a detail of other assets.

(8)	Outstanding principal balances as described in Footnote 4 to the Condensed Consolidated Financial Statements of the Company’s Form 10-Q.

(9)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $51.3 million, liabilities of discontinued operations of $0.1 million, pension plan liability of $16.2 million, security deposits of $4.3 million, market-rate lease intangibles of $4.8 million, and deferred operating expense reimbursements of $0.8 million. Also, excludes deferred revenue of $29.5 million.

HEALTHCARE REALTY I 15	3Q I 2012 SUPPLEMENTAL INFORMATION